UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 30, 2016
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.	Results of Operations and Financial Condition.

On June 30, 2016, the Company announced its financial results for the third quarter of fiscal year 2016 ended June 2, 2016. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On June 30, 2016, the Company announced a restructure plan in response to the current business environment and the need to accelerate focus on the Company's key priorities. The Company plans to implement a cost savings program in which it expects to save approximately $80 million per quarter in fiscal 2017. The savings are expected to result from a combination of a more focused set of projects and programs, the permanent closure of a number of open headcount requisitions, a workforce reduction in certain areas of the business, and other non-headcount related spending reductions.
In connection with the plan, the Company expects to incur charges of $70 million, substantially all in cash expenditures, the majority of which is expected to be incurred in the fourth quarter of fiscal 2016, with the remainder in the early part of fiscal 2017.

This Current Report on Form 8-K contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 regarding future restructure charges. Actual events or results could differ materially from those contained in the forward-looking statements. Please refer to the documents the Company files on a consolidated basis from time to time with the Securities and Exchange Commission, specifically the Company's most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results for the Company on a consolidated basis to differ materially from those contained in its forward-looking statements (see Risk Factors). The forward-looking statements are based on information available to the Company as of the date hereof and are based on management's current views and assumptions and should not be relied upon as representing the Company's views as of any subsequent date. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	June 30, 2016	By:	/s/ Ernest E. Maddock
		Name:	Ernest E. Maddock
		Title:	Chief Financial Officer and Vice President, Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Press Release issued on June 30, 2016